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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------
                                    FORM 8-K
                            ------------------------

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): NOVEMBER 3, 2005 (OCTOBER 31,
                                      2005)

                             -----------------------
                                 SPACEDEV, INC.
               (Exact Name of Registrant as Specified in Charter)
                             ------------------------


          COLORADO                   000-28947                   84-1374613
(State or Other Jurisdiction                                   (IRS Employer
     of Incorporation)         (Commission File Number)      Identification No.)

               13855 STOWE DRIVE, POWAY, CALIFORNIA          92064
             (Address of Principal Executive Offices)     (Zip Code)


       Registrant's Telephone Number, Including Area Code: (858) 375-2030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  1.01.  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On October 31, 2005, we entered into a Securities Purchase Agreement with Laurus Master Fund, Ltd. pursuant to which we issued and sold 2,032,520 shares of our common stock to Laurus for an aggregate purchase price of $2,500,000 or $1.23 per share. The price per share represents 80% of the 20-day volume weighted average price of our common stock through October 28, 2005. We also issued to Laurus a warrant to purchase up to 450,000 shares at $1.93 per share. The warrant is exercisable from October 31, 2005 until October 31, 2010. The proceeds will be used for working capital, including funding transaction and other costs associated with the proposed merger between SpaceDev and Starsys.

     We paid Laurus a fee equal to $87,500 in connection with this financing, or 3.5% of the gross proceeds raised, exclusive of the proceeds obtained from the exercise of the warrant.

     We offered and sold the shares and the warrant without registration under the Securities Act of 1933 to Laurus in reliance upon the exemption provided by Rule 506 of Regulation D thereunder. The shares and warrant may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. An appropriate legend was placed on the shares and the warrant, and will be placed on the shares issuable upon exercise of the warrant, unless registered under the Securities Act prior to issuance.

     Pursuant to a Registration Rights Agreement between us and Laurus also dated October 31, 2005, we agreed to prepare and file a registration statement covering the resale of the shares sold and the shares issuable upon the exercise of the warrant. We agreed to file this resale registration statement within 30 days following the date upon which the registration statement on Form S-4 we are planning to file in connection with our proposed acquisition of Starsys Research Corporation is declared effective by the SEC. We committed to Laurus to file this Form S-4 by November 30, 2005. If, among other things, (a) we fail to have file the resale registration statement within the 30-day time period described above or (b) the resale registration statement is not declared effective by the SEC within 90 days following the date we file the resale registration statement, we will be obligated to pay liquidated damages to Laurus of 1.50% per thirty
(30) day period of the aggregate purchase price paid by Laurus for the shares and the warrant, prorated for partial periods.

     The warrant features a net exercise provision, which enables the holder to choose to exercise the warrant without paying cash by surrendering shares subject to the warrant with a market value equal to the exercise price. This right is available only if a registration statement covering the shares subject to the warrant is not available after it is initially declared effective.

     A complete copy of each of the Securities Purchase Agreement, the Registration Rights Agreement and the warrant are filed as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference. The summary of the transaction set forth above does not purport to be complete and is qualified in its entirety by reference to such exhibits.

     This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities. This portion of the report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.

     In addition to the shares and warrant purchased pursuant to the Securities Purchase Agreement, Laurus currently holds 248,460 shares of our Series C Convertible Preferred Stock that were purchased from us in August 2004. We also have a revolving credit facility with Laurus. Any loans that may be made to us under the facility are secured by our assets. There are presently no outstanding balances under this credit facility.

ITEM  3.02.  UNREGISTERED  SALES  OF  EQUITY  SECURITIES

On October 31, 2005, SpaceDev entered into a Securities Purchase Agreement to issue and sell 2,032,520 shares of SpaceDev's common stock, and a warrant to purchase an additional 450,000 shares of SpaceDev's common stock, with Laurus Master Fund, Ltd. For further information about the terms of this agreement, please see the disclosure under Item 1.01 above.

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ITEM  7.01.  REGULATION  FD  DISCLOSURE.

     On November 3, 2005, we issued a press release announcing the issuance and sale of 2,032,520 shares of our common stock, and a warrant to purchase an additional 450,000 shares of our common stock, with Laurus Master Fund, Ltd. A copy of the press release is attached as Exhibit 99.4 to this report.

     The disclosure in this Item 7.01 is being furnished and will not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)  Exhibits.

     99.1  Securities  Purchase  Agreement  dated  as  of  October  31,  2005
     99.2  Registration  Rights  Agreement  dated  as  of  October  31,  2005
     99.3  Warrant  issued  October  31,  2005
     99.4  Press  Release,  released  November  3,  2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SPACEDEV,  INC.


Date:  November  3,  2005           By:     /s/  RICHARD  B.  SLANSKY
                                        ----------------------------------------
                                    Richard  B.  Slansky
                                    President  &  Chief  Financial  Officer



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